Exhibit 99.1
For Immediate Release
Contact: Marc Cannon
(954) 769-3146
cannonm@autonation.com
Investor Contact:
Derek Fiebig
954-769-7342
fiebigd@autonation.com
AutoNation Reports 2009 First Quarter
Results of Operations
-	AutoNation remained solidly profitable despite a distressed industry environment

-	Cumulative debt reduction of approximately $1.25 billion since January 1, 2008

-	AutoNation exceeded $200 million annualized cost savings objective
          FORT LAUDERDALE, Fla. (April 23, 2009) –-AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2009 first quarter net income from continuing operations of $49 million or $0.27 per share, compared to year-ago net income from continuing operations of $56 million or $0.31 per share. In the quarter, the Company had a net benefit from certain items of $9 million after-tax or $0.04 per share, including a gain on the purchase of the Company’s senior notes and a net gain on asset sales and dispositions, partially offset by property impairments. After adjusting for these items as disclosed in the attached financial tables, net income from continuing operations for the 2009 first quarter was $40 million or $0.23 per share.
          First quarter 2009 revenue totaled $2.5 billion, compared to $3.8 billion in the year-ago period, driven primarily by lower vehicle sales. In the first quarter, industry new vehicle U.S. retail sales declined approximately 46%, according to CNW Research. AutoNation new vehicle unit sales declined 43%.
          Commenting on the first quarter, Mike Jackson, Chairman and Chief Executive Officer, said, “We are very pleased with the performance of AutoNation as we remained solidly profitable during the first quarter even with a U.S. SAAR near 9 million new vehicle units, the lowest in nearly 30 years. Our operating discipline, the hard work of our associates and savings generated from our $200 million cost reduction program led to sequential improvement from the fourth quarter 2008.”

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          AutoNation has three operating segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and Chrysler; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, and Nissan; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes, BMW, and Lexus.
•	Domestic –Domestic segment income for the first quarter of 2009 was $15 million compared to year-ago segment income of $38 million. First quarter Domestic retail new vehicle unit sales declined 47%.

•	Import –Import segment income for the first quarter of 2009 was $30 million compared to year-ago segment income of $56 million. First quarter Import retail new vehicle unit sales declined 45%.

•	Premium Luxury –Premium Luxury segment income for the first quarter of 2009 was $41 million compared to year-ago segment income of $51 million. First quarter Premium Luxury retail new vehicle unit sales declined 31%.
          Jackson added, “During the first quarter AutoNation reduced debt by approximately $500 million, for a cumulative debt reduction of approximately $1.25 billion, including $635 million of non-vehicle debt, since January 1, 2008. As a result of these actions and our financial performance we remained in compliance with all of the financial covenants in our debt agreements and improved our leverage ratio to 2.35 as of March 31, 2009. Our liquidity remains strong as we ended the quarter with approximately $400 million of cash and revolver availability.” Looking forward, Jackson also stated, “Although first quarter industry sales were lower than expectations, we agree with industry projections that sales rates will improve in the second half of this year.”
          The first quarter conference call may be accessed at 11:00 a.m. Eastern Time by phone at 888-769-8515 (pass code: AutoNation). The webcast may be accessed by the Internet (audio webcast) at http://www.AutoNation.com “Investors Relations” and then “Webcasts.” On the “Webcasts” page, there will be a link for the first quarter webcast. A playback of the event will

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be available after 1:00 pm Eastern Time April 23, 2009 through April 30, 2009 by calling 866-375-1051 (pass code: 75300).
About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer. AutoNation owns approximately 300 new vehicle franchises in 15 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 70,000 vehicles are available for sale along with AutoNation’s E-Vehicle program.
FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements.
NON-GAAP FINANCIAL MEASURES
The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations, adjusted to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

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AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended March 31,
	2009	2008

Revenue:
New vehicle	$1,213.9	$2,125.5
Used vehicle	612.7	934.4
Parts and service	554.4	622.4
Finance and insurance, net	78.7	140.2
Other	13.4	16.8

Total revenue	2,473.1	3,839.3

Cost of sales:
New vehicle	1,138.3	1,983.9
Used vehicle	547.1	853.8
Parts and service	311.0	351.2
Other	6.1	7.2

Total cost of sales	2,002.5	3,196.1

Gross profit	470.6	643.2

Selling, general and administrative expenses	364.6	474.6
Depreciation and amortization	20.7	22.7
Other expenses (income), net	(3.5)	0.3

Operating income	88.8	145.6

Floorplan interest expense	(10.1)	(23.9)
Other interest expense	(11.8)	(26.8)
Gain on senior note repurchases	11.9	—
Interest income	0.3	0.5
Other losses, net	(1.6)	(1.7)

Income from continuing operations before income taxes	77.5	93.7

Income tax provision	28.9	38.0

Net income from continuing operations	48.6	55.7

Loss from discontinued operations, net of income taxes	(14.0)	(5.0)

Net income	$34.6	$50.7

Diluted earnings (loss) per share:
Continuing operations	$0.27	$0.31
Discontinued operations	$(0.08)	$(0.03)

Net income	$0.20	$0.28

Weighted average common shares outstanding	177.0	180.6

Common shares outstanding, net of treasury stock, at March 31	177.1	178.5

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)
Operating Highlights

	Three Months Ended March 31,
	2009	2008	$ Variance	% Variance

Revenue:
New vehicle	$1,213.9	$2,125.5	$(911.6)	(42.9)
Retail used vehicle	544.4	775.5	(231.1)	(29.8)
Wholesale	68.3	158.9	(90.6)	(57.0)

Used vehicle	612.7	934.4	(321.7)	(34.4)

Parts and service	554.4	622.4	(68.0)	(10.9)
Finance and insurance, net	78.7	140.2	(61.5)	(43.9)
Other	13.4	16.8	(3.4)

Total revenue	$2,473.1	$3,839.3	$(1,366.2)	(35.6)

Gross profit:
New vehicle	$75.6	$141.6	$(66.0)	(46.6)
Retail used vehicle	63.6	80.9	(17.3)	(21.4)
Wholesale	2.0	(0.3)	2.3

Used vehicle	65.6	80.6	(15.0)	(18.6)

Parts and service	243.4	271.2	(27.8)	(10.3)
Finance and insurance	78.7	140.2	(61.5)	(43.9)
Other	7.3	9.6	(2.3)

Total gross profit	470.6	643.2	(172.6)	(26.8)

Selling, general and administrative expenses	364.6	474.6	110.0	23.2

Depreciation and amortization	20.7	22.7	2.0
Other expenses, net	(3.5)	0.3	3.8

Operating income (loss)	88.8	145.6	(56.8)

Floorplan interest expense	(10.1)	(23.9)	13.8
Other interest expense	(11.8)	(26.8)	15.0
Gain on senior note repurchases	11.9	—	11.9
Interest income	0.3	0.5	(0.2)
Other losses, net	(1.6)	(1.7)	0.1

Income from continuing operations before income taxes	$77.5	$93.7	$(16.2)

Retail vehicle unit sales:
New	39,220	69,254	(30,034)	(43.4)
Used	35,329	48,351	(13,022)	(26.9)

	74,549	117,605	(43,056)	(36.6)

Revenue per vehicle retailed:
New	$30,951	$30,691	$260	0.8
Used	$15,409	$16,039	$(630)	(3.9)

Gross profit per vehicle retailed:
New	$1,928	$2,045	$(117)	(5.7)
Used	$1,800	$1,673	$127	7.6
Finance and insurance	$1,056	$1,192	$(136)	(11.4)
Operating Percentages

	Three Months Ended March 31,
	2009 (%)	2008 (%)

Revenue mix percentages:
New vehicle	49.1	55.4
Used vehicle	24.8	24.3
Parts and service	22.4	16.2
Finance and insurance, net	3.2	3.7
Other	0.5	0.4

	100.0	100.0

Gross profit mix percentages:
New vehicle	16.1	22.0
Used vehicle	13.9	12.5
Parts and service	51.7	42.2
Finance and insurance	16.7	21.8
Other	1.6	1.5

	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	6.2	6.7
Used vehicle — retail	11.7	10.4
Parts and service	43.9	43.6
Total	19.0	16.8
Selling, general and administrative expenses	14.7	12.4
Operating income	3.6	3.8

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	77.5	73.8
Operating income	18.9	22.6

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)
Segment Operating Highlights

	Three Months Ended March 31,
	2009	2008	$ Variance	% Variance

Revenue:
Domestic	$850.0	$1,381.8	$(531.8)	(38.5)
Import	892.6	1,461.7	(569.1)	(38.9)
Premium luxury	704.0	962.5	(258.5)	(26.9)
Corporate and other	26.5	33.3	(6.8)	(20.4)

Total revenue	$2,473.1	$3,839.3	$(1,366.2)	(35.6)

*Segment income (loss)
Domestic	$15.1	$38.3	$(23.2)	(60.6)
Import	29.5	55.5	(26.0)	(46.8)
Premium luxury	40.9	50.7	(9.8)	(19.3)
Corporate and other	(6.8)	(22.8)	16.0

Total segment income	78.7	121.7	(43.0)

Add: Floorplan interest expense	10.1	23.9	(13.8)

Operating income	$88.8	$145.6	$(56.8)

* Segment income (loss) is defined as operating income net of floorplan interest expense

Retail new vehicle unit sales:
Domestic	12,081	22,666	(10,585)	(46.7)
Import	20,019	36,222	(16,203)	(44.7)
Premium luxury	7,120	10,366	(3,246)	(31.3)

	39,220	69,254	(30,034)	(43.4)

Brand Mix — New Vehicle Retail Units Sold

	Three Months Ended March 31,
	2009 (%)	2008 (%)

Domestic:
Ford, Lincoln-Mercury	14.9	14.8
Chevrolet, Pontiac, Buick, Cadillac, GMC	11.6	13.1
Chrysler, Jeep, Dodge	4.3	4.8

Domestic total	30.8	32.7

Import:
Honda	13.7	13.1
Toyota	20.0	21.2
Nissan	10.5	12.5
Other imports	6.8	5.5

Import total	51.0	52.3

Premium Luxury:
Mercedes	8.5	6.6
BMW	5.1	4.1
Lexus	2.8	3.0
Other premium luxury (Land Rover, Porsche)	1.8	1.3

Premium Luxury total	18.2	15.0

	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Capital Expenditures / Stock and Debt Repurchases

	Three Months Ended March 31,
	2009	2008
Capital expenditures	$20.4	$23.4
Acquisitions	$0.2	$29.4
Proceeds from exercises of stock options	$0.2	$1.0
Senior note repurchases (aggregate principal)	$72.0	$—
Stock repurchases:
Aggregate purchase price	$—	$27.8
Shares repurchased (in millions)	—	1.9
Floorplan Assistance and Expense

	Three Months Ended March 31,
	2009	2008	Variance

Floorplan assistance earned (included in cost of sales)	$10.4	$20.1	$(9.7)
Floorplan interest expense (new vehicles)	(9.6)	(23.8)	14.2

Net inventory carrying benefit (cost)	$0.8	$(3.7)	$4.5

Balance Sheet and Other Highlights

	March 31, 2009	December 31, 2008	March 31, 2008

Cash and cash equivalents	$62.0	$110.5	$35.1
Inventory	$1,553.4	$1,805.8	$2,264.3
Total floorplan notes payable	$1,504.4	$1,858.2	$2,105.8
Non-vehicle debt	$1,140.9	$1,258.9	$1,698.6
Equity	$2,236.7	$2,198.1	$3,501.0
New days supply (industry standard of selling days, including fleet)	66 days	83 days	57 days
Used days supply (trailing 30 days)	36 days	30 days	40 days

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Comparable Basis Reconciliations*

	Three Months Ended March 31,
	Net Income		Diluted Earnings Per Share
	2009	2008	2009	2008
As reported	$34.6	$50.7	$0.20	$0.28
Discontinued operations, net of income taxes	14.0	5.0	$0.08	$0.03

From continuing operations, as reported	48.6	55.7	$0.27	$0.31

Gain on senior note repurchases	(7.4)	—	$(0.04)	$—
Net gain on asset sales and dispositions	(5.9)	—	$(0.03)	$—
Property impairments	4.8	—	$0.03	$—

Adjusted	$40.1	$55.7	$0.23	$0.31

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)
Operating Highlights

	Three Months Ended March 31,
	2009	2008	$ Variance	% Variance

Revenue:
New vehicle	$1,203.7	$2,115.1	$(911.4)	(43.1)
Retail used vehicle	541.0	770.0	(229.0)	(29.7)
Wholesale	67.2	156.8	(89.6)	(57.1)

Used vehicle	608.2	926.8	(318.6)	(34.4)
Parts and service	550.3	613.7	(63.4)	(10.3)
Finance and insurance, net	78.3	139.5	(61.2)	(43.9)
Other	12.8	16.2	(3.4)	(21.0)

Total revenue	$2,453.3	$3,811.3	$(1,358.0)	(35.6)

Gross profit:
New vehicle	$74.9	$141.1	$(66.2)	(46.9)
Retail used vehicle	63.1	80.4	(17.3)	(21.5)
Wholesale	2.0	(0.2)	2.2

Used vehicle	65.1	80.2	(15.1)	(18.8)
Parts and service	241.7	268.5	(26.8)	(10.0)
Finance and insurance	78.3	139.5	(61.2)	(43.9)
Other	7.1	9.5	(2.4)

Total gross profit	$467.1	$638.8	$(171.7)	(26.9)

Retail vehicle unit sales:
New	39,021	68,887	(29,866)	(43.4)
Used	35,149	47,947	(12,798)	(26.7)

	74,170	116,834	(42,664)	(36.5)

Revenue per vehicle retailed:
New	$30,847	$30,704	$143	0.5
Used	$15,392	$16,059	$(667)	(4.2)

Gross profit per vehicle retailed:
New	$1,919	$2,048	$(129)	(6.3)
Used	$1,795	$1,677	$118	7.0
Finance and insurance	$1,056	$1,194	$(138)	(11.6)
Operating Percentages

	Three Months Ended March 31,
	2009 (%)	2008 (%)

Revenue mix percentages:
New vehicle	49.1	55.5
Used vehicle	24.8	24.3
Parts and service	22.4	16.1
Finance and insurance, net	3.2	3.7
Other	0.5	0.4

	100.0	100.0

Gross profit mix percentages:
New vehicle	16.0	22.1
Used vehicle	13.9	12.6
Parts and service	51.7	42.0
Finance and insurance	16.8	21.8
Other	1.6	1.5

	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	6.2	6.7
Used vehicle — retail	11.7	10.4
Parts and service	43.9	43.8
Total	19.0	16.8

AUTONATION, INC.
KEY CREDIT AGREEMENT COVENANT COMPLIANCE CALCULATIONS
March 31, 2009
($ millions)

Income Statement information for the last twelve months (April 1, 2008 - March 31, 2009):
Net income (loss) from continuing operations		$(1,219.6)
Floorplan and other interest expense		144.4
Income tax provision (benefit)		(206.1)
Depreciation and amortization		86.1
Stock-based compensation expense (SFAS No. 123R)		21.0
Impairment charges (including goodwill, franchise rights, and long-lived assets)		1,761.4

EBITDA		587.2
Floorplan interest expense		(70.0)

Adjusted EBITDA		$517.2

As of March 31, 2009:
Funded indebtedness (primarily comprised of current and long-term debt and letters of credit)		$1,213.8
Vehicle secured indebtedness (floorplan payables)		1,504.4

Funded indebtedness including floorplan		2,718.2
Shareholders’ equity		2,237.4

Total capitalization including floorplan		$4,955.6

Ratio of funded indebtedness/
Adjusted EBITDA		2.35
Covenant	less than	3.00

Ratio of funded indebtedness including floorplan/
Total capitalization including floorplan		54.9%
Covenant	less than	65.0%